UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

July 22, 2003
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated July 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: July 22, 2003

This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2002 and subsequent filings.


LabCorp's Industry-leading Financial Indicators

 - EBITDA Percentage of Sales:  24.3% through June 30, 2003
 - Strong Balance Sheet
 - Investment Grade Credit Ratings


The Clinical Laboratory Testing Market
US Clinical Laboratory testing market is $34-$36 billion

 - Represents 3% - 4% of all health care spending
 - Grew at a CAGR of 5.5% from 1998-2001
 - Influences/directs approximately 80% of health care spending
 - Role and importance of testing are increasing
 - Rapidly evolving technology, emphasis on preventative medicine and aging of population are all driving growth

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   82%
Independent Clinical Labs  39%        LabCorp                      18%
Physician Offices          12%

Source: Company estimates, industry reports & 2002 revenue for LabCorp and Dynacare

Profile of LabCorp

 - Second-largest clinical laboratory company in North America and the leader in the specialty testing market
 - Offers more than 4,000 routine and specialty tests and conducts testing on more than 340,000 specimens daily
 - Serves more than 200,000 physicians and other health care providers
 - Approximately 24,000 employees nationwide


LabCorp's Strategy

Be a national core laboratory servicing all geographic areas, and the leading esoteric, genomic testing laboratory in North America

Strategic Approach

1) CORE TESTING
     - Managed Care
     - Selected Internal Expansion
     - Acquisitions (Dynacare)

2) GENOMIC/ESOTERIC
     - Internal Development
     - Licensing
     - Acquisitions (DIANON)


MAP OF PRIMARY TESTING LOCATIONS & PSC's


Demonstrated Genomic Strategy Execution

 - Targeted introduction of new tests
 - Acquire innovative technology
 - License/partner to expand testing menu

INTERNAL                         ACQUISITION              LICENSE/PARTNER
--------                         -----------              ---------------
CMBP                             NGI                      MYRIAD GENETICS
 - Cancer                        - Infectious Disease:    Predictive Tests:
 - Genetics (Cystic Fibrosis)       Hepatitis C           - Breast/Ovarian and
 - Infectious Disease                                        Colon Cancer
    (GENOSURE)                                            - Melanoma
                                                          - Hypertension

CLINICAL TRIALS                  VIROMED                  CORRELOGIC SYSTEMS
 - Drug Metabolism               - Infectious Disease:    - Ovarian Cancer
                                    HIV, Hepatitis
                                     West Nile            CELERA DIAGNOSTICS
                                 - Real-time PCR          - Breast and
                                                             Prostate Cancer
                                                          - Alzheimer's Disease
                                 PATH LABS
                                 - Hospital Esoteric      EXACT SCIENCES
                                                          - Colorectal Cancer
                                 DIANON
                                 - Cancer/Anatomic        ALPHA THERAPEUTICS
                                     Pathology            - PCR Plasma

                                                          VIROLOGICS
                                                          - HIV Phenotyping

Genomic/Cancer Strategy

- LabCorp has identified cancer testing as its most important growth opportunity over the next 3-5 years
 - Diagnostic testing for cancer is expected to increase substantially-DIANON complements LabCorp's capabilities in anatomic and gene-based testing
 - DIANON's broad testing menu (anatomic and esoteric) is supported by its strong scientific expertise and its innovative, proprietary reporting format, CarePath-trademark-
 - LabCorp's genomic and esoteric testing can be offered through DIANON, expanding access to these tests


Second Quarter Operating Results
     ($ in millions)

                         6/30/02        6/30/03
                        --------       --------
Revenue                   612.4          743.7
Operating Expense         478.3          600.8
                        -------        -------
Operating Income          134.1          142.9
                        -------        -------
       Margin              21.9%          19.2%
EBITDA*                   156.4          187.4
                        -------        -------
       Margin              25.5%          25.2%

Bad Debt % to revenue       8.8%           7.5%
DSO                          58             54

* For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
  Principles, see Company's 2nd Quarter 2003 earnings release furnished on Form 8-K on July 22, 2003.


2003 Second Quarter Financial Achievements

 - Increased revenues 21.5% (volume approximately 16.0%; price approximately 5.5%)
 - EBITDA margins of 25.2
 - Diluted EPS of $0.60
 - Operating cash flow of $123.2 million
 - Repurchased approximately $53 million of LabCorp stock
 - Paid down $50 million in debt

Six-Month Operating Results
     ($ in millions)

                           YTD            YTD
                         6/30/02        6/30/03
                        --------       --------
Revenue                  1,202.4        1,455.9
Operating Expense          951.9        1,188.3
                         -------        -------
Operating Income           250.5          267.6
                         -------        -------
       Margin               20.8%          18.4%
EBITDA*                    294.0          353.1
                         -------        -------
       Margin               24.4%          24.3%

Bad Debt % to revenue        8.8%           7.7%
DSO                           58             54

* For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
  Principles, see Company's 2nd Quarter 2003 earnings release furnished on Form 8-K on July 22, 2003.


2003 Six-Month Financial Achievements

 - Increased revenues 21.1% (volume approximately 15%; price approximately 6%)
 - EBITDA margin of 24.3%
 - Diluted EPS of $1.10
 - Operating cash flow of $258.2 million
 - Repurchased approximately $87 million of LabCorp stock
 - Paid down $165 million in debt


Financial Performance
Price & Volumes:  Trends by Payor Type

                           2001                2002             YTD JUN 2003
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   24.46    27.9        26.27   29.6         27.20    15.9
Patient              111.28     2.5       119.93    2.3        115.87     1.3
Third Party           31.59    12.2        31.87   14.8         34.80     8.8
(MC/MD/Insurance)
Managed Care
 - Capitated           8.90    11.9         9.28   13.1          9.80     6.5
 - Fee for service    43.45    17.2        44.79   19.3         45.74    11.0
                     ------    ----       ------   ----        ------    ----
Total                 29.27    29.1        30.45   32.4         32.40    17.5
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $30.69    71.7       $31.71   79.1        $33.44    43.5
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD JUN 2002

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------

Genomic            96.4        850.2      2.2%       113.38

Identity/Gene
 Probes            62.6      1,564.7      4.2%        39.99
--------------  -------     ---------    ------      ------
All Genomic       159.0      2,414.9      6.4%        65.82

Other Esoteric    119.4      2,899.6      7.6%        41.20

Histology          47.9        739.1      2.0%        64.79
--------------  -------     ---------    -----      -------
All Genomic/
 Esoteric         326.3      6,053.6     16.0%        53.90

Core              876.1     31,890.5     84.0%        27.47
--------------  -------     ---------   ------       ------
Total:          1,202.4     37,944.1    100.0%        31.69
-----------------------------------------------------------


                             YTD JUN 2003                    03 vs 02
                                                                PPA
                    Revenue     Accns    %Accns     PPA         Incr/
                    $Million     000    to total     $         (Decr)
                   ---------   -------  ---------  -------    ---------

Genomic             140.3      1,144.5     2.6%     122.58        8.1%

Identity/Gene
 Probes              76.3      1,742.8     4.0%      43.78        9.5%
--------------     ------     --------   -----      ------      -----
All Genomic         216.6      2,887.3     6.6%      75.01       14.0%

Other Esoteric      122.6      3,008.1     7.0%      40.87       (0.8)%

Histology            97.9      1,065.2     2.4%      91.94       41.9%
--------------    -------     --------   -----      ------      -----
All Genomic/
 Esoteric           437.4      6,960.6    16.0%      62.85       16.6%

Core              1,018.5     36,571.5    84.0%      27.85        1.4%
--------------    -------     --------   -----      ------      -----
Total:            1,455.9     43,532.1   100.0%      33.44        5.5%
---------------------------------------------------------------------

Key Second Quarter Highlights

 - Genomic testing revenues increased approx. 45% period-over-period, driven primarily by strong volume growth
 - Overall pricing continues to increase, driven by both increased
    PPA in core and esoteric areas and by continuing mix shift to higher-priced esoteric tests


Expectations of Strategy

 - Ensure long-term growth
 - Shift toward higher priced tests and services
 - Improve profitability


Financial Guidance for 2003

 - Revenue growth of approximately 18 to 19% compared to 2002
 - Adjusted EBITDA margins of approximately 24% of sales
 - EPS in the range of $2.20 to $2.25
 - Free cash flow of approximately $380 to $400 million (net of Cap Ex of approximately $90 million)
 - Bad debt rate of 7.0% for the second half of 2003
 - Net interest expense of approximately $35 million


Opportunity for Investors

 - Long-term industry trends appear favorable
 - Visible growth drivers
 - Low P/E relative to market valuations
 - Significant free cash flow - multiple opportunities to increase shareholder value
 - Strong balance sheet - Investment Grate ratings (S&P,
    Moody's)
 - Solid growth potential driven by genomic strategy

Other Financial Information
June 30, 2003
($ in millions)

                                                              YTD
                                         Q1 03     Q2 03     Jun-03
                                        -------   -------   -------
Depreciation                            $ 21.9    $ 22.8    $ 44.7
Amortization                            $  8.5    $  9.5    $ 18.0
Capital expenditures                    $ 16.2    $ 21.3    $ 37.4
Cash flows from operations              $135.0    $123.2    $258.2
Bad debt as a percentage of sales         8.00%     7.50%     7.75%
Effective interest rate on debt:
   Zero coupon-subordinated notes         2.00%     2.00%     2.00%
   5 1/2% Senior Notes (including
    effect of interest rate swap)         3.98%     4.07%     4.07%
   Revolving credit facility              2.14%     1.86%     1.86%
Days sales outstanding                      55        54        54